       As filed with the Securities and Exchange Commission on December 23, 1997
                                               Registration No. 333-

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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                               -----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                               -----------------------

                                    POLYCOM, INC.
                (Exact name of registrant as specified in its charter)

               DELAWARE                                    94-3128324
     (State or other jurisdiction                        (IRS Employer
     of incorporation or organization)                  Identification No.)

                                 2584 JUNCTION AVENUE
                             SAN JOSE, CALIFORNIA  95134
                 (Address of principal executive offices) (Zip Code)

                               ------------------------
                              1996 STOCK INCENTIVE PLAN
                               (Full title of the Plan)

                               -----------------------
                                  MICHAEL R. KOUREY
                               CHIEF FINANCIAL OFFICER
                                    POLYCOM, INC.
                                 2584 JUNCTION AVENUE
                             SAN JOSE, CALIFORNIA  95134
                       (Name and address of agent for service)

                                     ------------
            (Telephone number, including area code, of agent for service)
                                    (408) 526-9000

                           CALCULATION OF REGISTRATION FEE

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
                                                       Proposed            Proposed
      Title of                                          Maximum             Maximum
     Securities                      Amount            Offering            Aggregate            Amount of
       to be                         to be              Price               Offering           Registration
     Registered                    Registered(1)       per Share(2)         Price(2)                Fee
     ----------                    ----------          ---------            -----                   ---

  1996 Stock Incentive Plan:
  -------------------------
  Options to purchase
  Common Stock                     1,000,000             N/A                  N/A                   N/A

  Common Stock, $.001 par value    1,000,000 shares    $5.1875             $5,187,500            $1,530.31
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1996 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Polycom, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of Polycom, Inc. on December 19, 1997, as reported by the Nasdaq National Market.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         Polycom, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 29, 1996, filed with the SEC on March 26, 1997, as amended on May 6, 1997;

    (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 30, 1997, June 29, 1997 and September 28, 1997, filed with the SEC on May 14, 1997, August 13, 1997 and November 12, 1997, respectively; and

    (c) The Registrant's Current Reports on Form 8-K, filed with the SEC on August 13, 1997 and September 9, 1997; and

    (d) The Registrant's Registration Statement No. 00-27978 on Form 8-A filed with the SEC on March 12, 1996 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), as amended on April 26, 1996, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not Applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Article VII of the Registrant's Bylaws provides for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

Item 8.  EXHIBITS

Exhibit Number     Exhibit
--------------     -------
     4             Instruments Defining Rights of Stockholders.  Reference is
                   made to Registrant's Registration Statement No. 00-27978 on
                   Form 8-A as amended (including the exhibits thereto) which is incorporated herein by reference pursuant to Item 3(d).
     5             Opinion and Consent of Brobeck, Phleger & Harrison LLP.
    23.1           Consent of Coopers & Lybrand, L.L.P., Independent Auditors.
    23.2           Consent of Brobeck, Phleger & Harrison LLP is contained in
                   Exhibit 5.
    24             Power of Attorney.  Reference is made to page II-4 of this
                   Registration Statement.
    99.1           1996 Stock Incentive Plan, as amended and restated March 5,
                   1997.
    99.2*          Form of Notice of Grant of Stock Option.
    99.3*          Form of Stock Option Agreement.
    99.4*          Form of Addendum to Stock Option Agreement (Limited Stock
                   Appreciation Right).
    99.5*          Form of Addendum to Stock Option Agreement (Involuntary
                   Termination
                   Following a Corporate Transaction).
    99.6*          Form of Addendum to Stock Option Agreement (Involuntary
                   Termination Following a Change in Control).
    99.7*          Form of Notice of Grant of Automatic Stock Option (Initial
                   Grant).
    99.8*          Form of Notice of Grant of Automatic Stock Option (Annual
                   Grant).
    99.9*          Form of Automatic Stock Option Agreement.
    99.10*         Form of Stock Issuance Agreement.
    99.11*         Form of Addendum to Stock Issuance Agreement (Involuntary
                   Termination Following a Corporate Transaction).
    99.12*         Form of Addendum to Stock Issuance Agreement (Involuntary
                   Termination Following a Change in Control).

*  Exhibits 99.2 through 99.12 are incorporated herein by reference to Exhibits
99.2 through 99.12, respectively, to Registrant's Registration Statement on Form S-8, file number 333-04626, filed with the SEC on May 3, 1996.

Item 9.  UNDERTAKINGS

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the Securities Act of 1933 (the "1933 Act") each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1996 Stock Incentive Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 18th day of December, 1997.

                                       POLYCOM, INC.


                                       By: /s/ Brian L. Hinman
                                           -----------------------------------
                                           Brian L. Hinman
                                           Chairman of the Board and Chief
                                           Executive Officer


                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Polycom, Inc., a Delaware corporation, do hereby constitute and appoint Brian L. Hinman and Michael R. Kourey and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature               Title                              Date
---------               -----                              ----



/s/ Brian L. Hinman     Chairman of the Board and Chief    December 18, 1997
--------------------    Executive Officer (Principal
Brian L. Hinman         Executive Officer)

Signature               Title                              Date
---------               -----                              ----


/s/ Robert C. Hagerty   President, Chief Operating         December 18, 1997
---------------------   Officer and Director
Robert C. Hagerty




/s/ Michael R. Kourey   Vice President, Finance and        December 18, 1997
---------------------   Administration, Chief
Michael R. Kourey       Financial Officer and Secretary
                        (Principal Financial and
                        Accounting Officer)


/s/ Bandel Carano       Director                           December 18, 1997
---------------------
Bandel Carano




/s/ Stanley J. Meresman Director                           December 18, 1997
-----------------------
Stanley J. Meresman




/s/ John P. Morgridge   Director                           December 18, 1997
-----------------------
John P. Morgridge




/s/ James R. Swartz     Director                           December 18, 1997
-----------------------
James R. Swartz

                                EXHIBIT INDEX

Exhibit Number     Exhibit
--------------     -------
     4             Instruments Defining Rights of Stockholders.  Reference is
                   made to Registrant's Registration Statement No. 00-27978 on
                   Form 8-A as amended (including the exhibits thereto) which is incorporated herein by reference pursuant to Item 3(d).
     5             Opinion and Consent of Brobeck, Phleger & Harrison LLP.
    23.1           Consent of Coopers & Lybrand, L.L.P., Independent Auditors.
    23.2           Consent of Brobeck, Phleger & Harrison LLP is contained in
                   Exhibit 5.
    24             Power of Attorney.  Reference is made to page II-4 of this
                   Registration Statement.
    99.1           1996 Stock Incentive Plan, as amended and restated March 5,
                   1997.
    99.2*          Form of Notice of Grant of Stock Option.
    99.3*          Form of Stock Option Agreement.
    99.4*          Form of Addendum to Stock Option Agreement (Limited Stock
                   Appreciation Right).
    99.5*          Form of Addendum to Stock Option Agreement (Involuntary
                   Termination Following a Corporate Transaction).
    99.6*          Form of Addendum to Stock Option Agreement (Involuntary
                   Termination Following a Change in Control).
    99.7*          Form of Notice of Grant of Automatic Stock Option (Initial
                   Grant).
    99.8*          Form of Notice of Grant of Automatic Stock Option (Annual
                   Grant).
    99.9*          Form of Automatic Stock Option Agreement.
    99.10*         Form of Stock Issuance Agreement.
    99.11*         Form of Addendum to Stock Issuance Agreement (Involuntary
                   Termination Following a Corporate Transaction).
    99.12*         Form of Addendum to Stock Issuance Agreement (Involuntary
                   Termination Following a Change in Control).

*  Exhibits 99.2 through 99.12 are incorporated herein by reference to Exhibits
99.2 through 99.12, respectively, to Registrant's Registration Statement on Form S-8, file number 333-04626, filed with the SEC on May 3, 1996.